SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) January 26, 1999


                       Real Estate Associates Limited VII
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             (Exact Name of Registrant as Specified in its Charter)


California                          000-13810                         95-3290316
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(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                    File Number)                   Identification
incorporation)                                                              No.)





            9090 Wilshire Boulevard, Beverly Hills, California 90211
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               (Address of Principal Executive Offices) (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (310) 278-2191


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         (Former Name or Former Address, If Changed Since Last Report.)




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ITEM 5.           Other Events.

                  Real Estate Associates Limited VII, a California limited partnership (the "Registrant"), is filing this Current Report on Form 8-K in connection with the issuance of a press release on January 26, 1999 regarding the completion of the sale of the Registrant's interests in certain real estate properties.

ITEM 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

(c)  Exhibits.

Exhibit           Description
1                 Press Release, dated January 26, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               REAL ESTATE ASSOCIATES LIMITED VII,
                                 a California Limited Partnership


                                 By:  NATIONAL PARTNERSHIP INVESTMENT
                                      CORP., a California Corporation,
                                      a General Partner



                                       By:/s/ Henry C. Casden
                                          --------------------------------------
                                          Name:  Henry C. Casden
                                          Title: Senior Executive Vice President



Date:  January 26, 1999


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



EXHIBIT INDEX                               Exhibit 1
                                            ---------

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                                        4

FOR IMMEDIATE RELEASE
---------------------



                       REAL ESTATE ASSOCIATES LIMITED VII
                              ANNOUNCES CLOSING OF
                               SALE OF PROPERTIES



Beverly Hills, California - January 26, 1999 - National Partnership Investments Corp., the Managing General Partner of Real Estate Associates Limited VII (the "Partnership") announced today that the Partnership has completed the sale of the Partnership's interests in eleven real estate properties.

The Managing General Partner anticipates distributing the net proceeds of the sale to Limited Partners on or about March 1, 1999.


Contact:          Patricia W. Toy
                  National Partnership Investments Corp.
                  800-666-6274

                  Ellen A. Gulczynski
                  MacKenzie Partners, Inc.
                  212-929-5500

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